UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
September 19, 2007

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446
1-3672	Central Illinois Public Service Company (Illinois Corporation) 607 East Adams Street Springfield, Illinois 62739 (888) 789-2477	37-0211380
333-56594	Ameren Energy Generating Company (Illinois Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	37-1395586
2-95569	CILCORP Inc. (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-1169387
1-2732	Central Illinois Light Company (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-0211050
1-3004	Illinois Power Company (Illinois Corporation) 370 South Main Street Decatur, Illinois 62523 (217) 424-6600	37-0344645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events.

Reference is made to Note 2 – Rate and Regulatory Matters to our financial statements under Part I, Item 1; Outlook and Liquidity and Capital Resources under Part I, Item 2, Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Part II, Item 1A. Risk Factors, in the Form 10-Q for the quarterly period ended June 30, 2007, of registrant Ameren Corporation (“Ameren”) and its registrant subsidiaries, Central Illinois Public Service Company, doing business as AmerenCIPS (“CIPS”), Ameren Energy Generating Company (“Genco”), CILCORP Inc. (“CILCORP”), Central Illinois Light Company, doing business as AmerenCILCO (“CILCO”), and Illinois Power Company, doing business as AmerenIP (“IP”) (collectively, the “registrants”), for a discussion of a settlement agreement reached in July 2007 among key stakeholders in Illinois that addresses the increase in electric rates and the future power procurement process in Illinois. The settlement was subject to enactment of legislation into law, which occurred on August 28, 2007, and was designed to avoid electric rate rollback and freeze legislation applicable to CIPS, CILCO and IP, and a generation tax on Genco, AmerenEnergy Resources Generating Company (“AERG”), a subsidiary of CILCO, and Electric Energy Inc. (“EEI”).  CIPS, CILCO and IP are collectively referred to herein as the “Ameren Illinois utilities.”

As part of the settlement agreement, the Ameren Illinois utilities entered into financial contracts with their affiliate Ameren Energy Marketing Company (“Marketing Company”) (for the benefit of Genco and AERG) to lock-in energy prices for 400 to 1,000 megawatts (“MW”) annually of their around-the-clock power requirements during the period June 1, 2008 to December 31, 2012, at relevant market prices. These financial contracts do not include capacity, are not load-following products and do not involve the physical delivery of energy. These financial contracts became effective on August 28, 2007, when legislation in connection with the settlement agreement became law. Below are the contracted volumes and prices per megawatthour:

Period	Volume	Price per Megawatthour
June 1, 2008 – December 31, 2008	400 MW	$ 47.45
January 1, 2009 – May 31, 2009	400 MW	$ 49.47
June 1, 2009 – December 31, 2009	800 MW	$ 49.47
January 1, 2010 – May 31, 2010	800 MW	$ 51.09
June 1, 2010 – December 31, 2010	1,000 MW	$ 51.09
January 1, 2011 – December 31, 2011	1,000 MW	$ 52.06
January 1, 2012 – December 31, 2012	1,000 MW	$ 53.08

The financial contracts provide that if any one of the following events occurs during their term, the Ameren Illinois utilities and Marketing Company will meet as soon as practicable, but no later than 30 days after the date such event occurs, to identify and discuss its effect on the terms and conditions of, and prices under the financial contracts: a) a state tax on electric generation; b) a state or federal tax on and/or regulation of greenhouse gas emissions (e.g., a carbon tax); or c) if the state of Illinois enacts a law that eliminates retail electric supplier choice for the residential and small commercial customers of the Ameren Illinois utilities.  The financial contracts also provide that if any one of these events occurs, the parties to the financial contracts will negotiate to determine in a commercially reasonable manner whether the affected terms, conditions and prices can be revised so as to preserve the economic benefits of the financial contracts for all parties and to revise the financial contracts accordingly.  In the event the parties to the financial contracts are not able to agree on such revisions, Marketing Company may terminate the financial contracts by written notice no earlier than 60 days and no later than 90 days after such event occurs, with the termination being effective when notice is given.

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This combined Form 8-K is being filed separately by Ameren, CIPS, Genco, CILCORP, CILCO and IP.  Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf.  No registrant makes any representation as to information relating to any other registrant.

FORWARD-LOOKING STATEMENTS

Statements in this report not based on historical facts are considered “forward-looking” and, accordingly, involve risks and uncertainties that could cause actual results to differ materially from those discussed.  Although such forward-looking statements have been made in good faith and are based on reasonable assumptions, there is no assurance that the expected results will be achieved.  These statements include (without limitation) statements as to future expectations, beliefs, plans, strategies, objectives, events, conditions, and financial performance.  In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, we are providing this cautionary statement to identify important factors that could cause actual results to differ materially from those anticipated.  The following factors, in addition to those discussed elsewhere in this report and in our other filings with the Securities and Exchange Commission, could cause actual results to differ materially from management expectations suggested in such forward-looking statements:

•
regulatory or legislative actions, including changes in regulatory policies and ratemaking determinations, the enactment of legislation rolling back and freezing Illinois electric rates at 2006 levels, or similar actions that impair the full and timely recovery of costs in Illinois for the Ameren Illinois utilities, or the enactment of legislation taxing electric generators in Illinois, such as Genco, AERG or EEI;

•	changes in laws and other governmental actions;
•	the inability of our counterparties and affiliates to meet their obligations with respect to contracts and financial instruments; and
•	legal and administrative proceedings.

Given these uncertainties, undue reliance should not be placed on these forward-looking statements.  Except to the extent required by the federal securities laws, we undertake no obligation to update or revise publicly any forward-looking statements to reflect new information or future events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.  The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

AMEREN ENERGY GENERATING COMPANY
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

CILCORP INC.
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

CENTRAL ILLINOIS LIGHT COMPANY
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

ILLINOIS POWER COMPANY
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

Date:  September 19, 2007